Exhibit 99.2
Supplemental Operating and Financial Data
For the Three and Six Months Ended June 30, 2009
July 27, 2009

Entertainment Properties Trust
Supplemental Operating and Financial Data
For the Three and Six Months Ended June 30, 2009
CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS
With the exception of historical information, certain information contained or incorporated by reference herein constitutes forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements may refer to our financial condition, results of operations, plans, objectives, acquisition or disposition of properties, future expenditures for development projects, capital resources, future financial performance and business. Forward-looking statements are not guarantees of performance. They involve numerous risks, uncertainties and assumptions. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements In addition, references to our budgeted amounts are forward looking statements. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Risk Factors” in our most recent annual report on Form 10-K and, to the extent applicable, in our quarterly reports on Form 10-Q.
For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date indicated herein or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

USE OF EBITDA AS A NON-GAAP FINANCIAL MEASURE
EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income plus interest expense (net), depreciation and amortization, gain or loss on sale of real estate, noncontrolling interests, equity in income from joint ventures and discontinued operations. The Company’s method of calculating EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

Entertainment Properties Trust
Capital Spending and Disposition Summaries
For the Three and Six Months Ended June 30, 2009
(Unaudited)
(Dollars in thousands)
2009 Capital Spending:

			Capital Spending	Capital Spending
			Three Months Ended	Six Months Ended
Description	Location	Date	June 30, 2009	June 30, 2009

Development of Schlitterbahn Vacation Village	Kansas City, KS	various	17,679	27,768
Additions to Toronto Life Square mortgage note receivable	Toronto, Ontario	2/6/2009	—	767
Development of custom crush facility	Sonoma County, CA	various	3,008	4,092
Development of entertainment retail center	Suffolk, VA	various	2,004	3,707
Development of additional gross leasable area	Ontario, Canada	various	1,146	1,934
Development at Rb Winery	Hopland, CA	various	1,386	2,428
Development of theatre	Glendora, CA	various	11	1,004
Investment in RB Wine Promissory Note	Hopland, CA	various	—	1,110
Investment in Sapphire Wines Promissory Note	Pasa Robles, CA	various	—	2,748
Capitalized building improvements	various	various	233	744
Other capital acquisitions	various	various	535	879

Total capital spending			$26,002	$47,181

2009 Disposition:

Description	Location	Date	Cash Received	Gain (Loss)

No dispositions occurred during the three or six months ended June 30, 2009

Entertainment Properties Trust
Financial Information by Asset Type
For the Three Months Ended June 30, 2009
(Unaudited)
(Dollars in thousands)

			Public			Waterpark/
			Charter	Vineyards and	Metropolitan	Concord
	Theatres	Retail	Schools	Wineries	Ski Areas	Developments	Subtotal	Unallocated	Consolidated

Rental revenue	$38,656	$7,509	—	$4,031	$311	—	50,507	—	$50,507
Tenant reimbursements	1,501	2,757	—	—	—	—	4,258	—	4,258
Other income	23	429	—	6	—	—	458	270	728
Mortgage and other financing income	944	50	5,031	404	3,298	1,497	11,224	—	11,224

Total revenue	41,124	10,745	5,031	4,441	3,609	1,497	66,447	270	66,717

Property operating expense	1,361	4,993	—	28	—	—	6,382	—	6,382
Other expense	—	476	—	378	—	—	854	—	854

Total investment expenses	1,361	5,469	—	406	—	—	7,236	—	7,236

General and administrative expense	—	—	—	—	—	—	—	4,278	4,278

EBITDA	$39,763	$5,276	$5,031	$4,035	$3,609	$1,497	59,211	$(4,008)	55,203

% of EBITDA	67%	9%	8%	7%	6%	3%	100%

	76%
Reconciliation to Consolidated Statements of Income:
Noncontrolling interests								1,709	1,709
Interest expense, net								(17,482)	(17,482)
Costs associated with loan refinancing								(117)	(117)
Depreciation and amortization								(11,834)	(11,834)
Equity in income from joint ventures								225	225

Income from continuing operations									27,704
Discontinued operations:
Income from discontinued operations								—	—

Net income									27,704
Preferred dividend requirements								(7,552)	(7,552)

Net income available to common shareholders									$20,152

Entertainment Properties Trust
Financial Information by Asset Type
For the Six Months Ended June 30, 2009
(Unaudited)
(Dollars in thousands)

			Public			Waterpark/
			Charter	Vineyards	Metropolitan	Concord
	Theatres	Retail	Schools	and Wineries	Ski Areas	Developments	Subtotal	Unallocated	Consolidated

Rental revenue	$77,016	$15,260	—	$8,020	$622	—	100,918	—	$100,918
Tenant reimbursements	3,186	5,707	—	—	—	—	8,893	—	8,893
Other income	45	1,017	—	26	—	—	1,088	780	1,868
Mortgage and other financing income	1,746	96	10,034	428	6,578	2,860	21,742	—	21,742

Total revenue	81,993	22,080	10,034	8,474	7,200	2,860	132,641	780	133,421

Property operating expense	4,361	10,003	—	36	—	—	14,400	—	14,400
Other expense	—	1,036	—	436	—	—	1,472	—	1,472

Total investment expenses	4,361	11,039	—	472	—	—	15,872	—	15,872

General and administrative expense	—	—	—	—	—	—	—	8,404	8,404
EBITDA	$77,632	$11,041	$10,034	$8,002	$7,200	$2,860	116,769	$(7,624)	109,145

% of EBITDA	67%	9%	9%	7%	6%	2%	100%

	76%
Reconciliation to Consolidated Statements of Income:
Noncontrolling interests								2,943	2,943
Interest expense, net								(34,919)	(34,919)
Costs associated with loan refinancing								(117)	(117)
Depreciation and amortization								(24,463)	(24,463)
Equity in income from joint ventures								444	444

Income from continuing operations									53,033
Discontinued operations:
Income from discontinued operations								—	—

Net income									53,033
Preferred dividend requirements								(15,103)	(15,103)

Net income available to common shareholders									$37,930

Entertainment Properties Trust
Financial Information by Asset Type
For the Three Months Ended June 30, 2008
(Unaudited)
(Dollars in thousands)

				Public		Waterpark/
			Metropolitan	Charter	Vineyards and	Concord
	Theatres	Retail	Ski Areas	Schools	Wineries	Developments	Subtotal	Unallocated	Consolidated

Rental revenue	$38,411	$9,086	$308	—	$2,135	—	49,940	—	$49,940
Tenant reimbursements	1,176	4,018	—	—	—	—	5,194	—	5,194
Other income	22	469	—	—	—	—	491	—	491
Mortgage and other financing income	5,393	93	3,044	2,789	113	1,698	13,130	—	13,130

Total revenue	45,002	13,666	3,352	2,789	2,248	1,698	68,755	—	68,755

Property operating expense	2,297	3,972	—	38	2	—	6,309	—	6,309
Other expense	—	494	—	—	—	—	494	128	622

Total investment expenses	2,297	4,466	—	38	2	—	6,803	128	6,931

General and administrative expense	—	—	—	—	—	—	—	3,938	3,938

EBITDA	$42,705	$9,200	$3,352	$2,751	$2,246	$1,698	61,952	$(4,066)	57,886

% of EBITDA	69%	15%	5%	4%	4%	3%	100%

	84%
Reconciliation to Consolidated Statements of Income:
Noncontrolling interests								478	478
Interest expense, net								(16,960)	(16,960)
Depreciation and amortization								(10,341)	(10,341)
Equity in income from joint ventures								245	245

Income from continuing operations									31,308
Discontinued operations:
Loss from discontinued operations								(16)	(16)
Gain on sale of real estate								119	119

Net income									31,411
Preferred dividend requirements								(7,552)	(7,552)

Net income available to common shareholders									$23,859

Entertainment Properties Trust
Financial Information by Asset Type
For the Six Months Ended June 30, 2008
(Unaudited)
(Dollars in thousands)

					Waterpark/	Public
			Metropolitan	Vineyards	Concord	Charter
	Theatres	Retail	Ski Areas	and Wineries	Developments	Schools	Subtotal	Unallocated	Consolidated

Rental revenue	$77,113	$17,767	$613	$3,569	—	—	99,062	—	$99,062
Tenant reimbursements	2,428	8,437	—	—	—	—	10,865	—	10,865
Other income	46	1,156	—	—	—	—	1,202	—	1,202
Mortgage and other financing income	10,589	220	6,038	225	3,535	2,877	23,484	—	23,484

Total revenue	90,176	27,580	6,651	3,794	3,535	2,877	134,613	—	134,613

Property operating expense	4,973	8,322	—	2	—	38	13,335	—	13,335
Other expense	—	1,048	—	—	—	—	1,048	509	1,557

Total investment expenses	4,973	9,370	—	2	—	38	14,383	509	14,892

General and administrative expense	—	—	—	—	—	—	—	8,352	8,352
EBITDA	$85,203	$18,210	$6,651	$3,792	$3,535	$2,839	120,230	$(8,861)	111,369

% of EBITDA	71%	15%	6%	3%	3%	2%	100%

	86%
Reconciliation to Consolidated Statements of Income:
Noncontrolling interests								986	986
Interest expense, net								(34,428)	(34,428)
Depreciation and amortization								(21,014)	(21,014)
Equity in income from joint ventures								1,527	1,527

Income from continuing operations									58,440
Discontinued operations:
Loss from discontinued operations								(27)	(27)
Gain on sale of real estate								119	119

Net income									58,532
Preferred dividend requirements								(13,162)	(13,162)

Net income available to common shareholders									$45,370

Entertainment Properties Trust
Investment Information by Asset Type
As of June 30, 2009 and December 31, 2008
(Unaudited)
(Dollars in thousands)

	As of June 30, 2009
			Vineyards	Public	Waterpark/
	Retail/	Metropolitan	and	Charter	Concord
	Theatres	Ski Areas	Wineries	Schools	Developments	Subtotal	Unallocated	Consolidated

Rental properties, net of accumulated depreciation	$1,537,058	$11,974	$195,968	$—	$—	$1,745,000	$—	$1,745,000
Add back accumulated depreciation on rental properties	226,906	1,033	7,533	—	—	235,472	—	235,472
Property under development	17,126	—	5,721	—	—	22,847	—	22,847
Mortgage notes and related accrued interest receivable	108,915	133,986	—	—	295,731	538,632	—	538,632
Investment in direct financing leases	—	—	—	167,945	—	167,945	—	167,945
Investment in joint ventures	2,457	—	—	—	—	2,457	—	2,457
Intangible assets, net of accumulated amortization	10,188	—	—	—	—	10,188	—	10,188
Add back accumulated amortization on intangible assets	9,804	—	—	—	—	9,804	—	9,804
Accounts and notes receivable	28,803	—	10,498	3,750	—	43,051	30,190	73,241
Less accounts receivable	—	—	—	—	—	—	(30,190)	(30,190)

Total investments	$1,941,257	$146,993	$219,720	$171,695	$295,731	$2,775,396	$—	$2,775,396

% of total investments	70%	5%	8%	6%	11%	100%

	As of December 31, 2008
			Vineyards	Public	Waterpark/
	Retail/	Metropolitan	and	Charter	Concord
	Theatres	Ski Areas	Wineries	Schools	Developments	Subtotal	Unallocated	Consolidated

Rental properties, net of accumulated depreciation	$1,533,929	$12,128	$188,969	$—	$—	$1,735,026	$—	$1,735,026
Add back accumulated depreciation on rental properties	208,504	879	4,695	—	—	214,078	—	214,078
Property under development	21,916	—	8,919	—	—	30,835	—	30,835
Mortgage notes and related accrued interest receivable	106,940	132,468	—	—	269,098	508,506	—	508,506
Investment in direct financing leases	—	—	—	166,089	—	166,089	—	166,089
Investment in joint ventures	2,493	—	—	—	—	2,493	—	2,493
Intangible assets, net of accumulated amortization	12,400	—	—	—	—	12,400	—	12,400
Add back accumulated amortization on intangible assets	7,077	—	—	—	—	7,077	—	7,077
Accounts and notes receivable	31,150	—	5,000	3,756	—	39,906	33,406	73,312
Less accounts receivable	—	—	—	—	—	—	(33,406)	(33,406)

Total investments	$1,924,409	$145,475	$207,583	$169,845	$269,098	$2,716,410	$—	$2,716,410

% of total investments	71%	5%	8%	6%	10%	100%

Entertainment Properties Trust
Top Ten Customers by Revenue
For the Three and Six Months Ended June 30, 2009
(Dollars in thousands)

		Total Revenue For The		Total Revenue For The
		Three Months Ended	Percentage of	Six Months Ended	Percentage of
Customers	Asset Type	June 30, 2009	Total Revenue	June 30, 2009	Total Revenue

1 American Multi-Cinema, Inc.	Retail/Theatres	$25,349	38%	$50,698	38%

2 Imagine Schools, Inc.	Public Charter Schools	$5,031	8%	$10,034	8%

3 Regal Cinemas, Inc.	Retail/Theatres	$4,963	8%	$10,042	8%

4 Peak Resorts, Inc.	Metropolitan Ski Areas	$3,609	5%	$7,200	5%

5 Rave Motion Pictures	Retail/Theatres	$3,577	5%	$7,115	5%

6 Southern Theatres	Retail/Theatres	$2,839	4%	$5,526	4%

7 Ascentia Wine Estates, LLC	Vineyards and Wineries	$2,501	4%	$5,002	4%

8 SVVI, LLC	Waterpark Development	$1,516	2%	$2,879	2%

9 Muvico Entertainment, LLC	Retail/Theatres	$929	1%	$2,868	2%

10 Sapphire Wines, LLC	Vineyards and Wineries	$913	1%	$1,458	1%

Total		$51,227	76%	$102,822	77%

Entertainment Properties Trust
Summary of Long-Term Debt
As of June 30, 2009 and December 31, 2008
(Unaudited)
(Dollars in thousands)

	June 30, 2009	December 31, 2008

Mortgage note payable, variable rate, due September 10, 2010	$56,250	56,250
Mortgage note payable, 5.60%, due October 7, 2010, two to four year extension at Company’s option upon meeting certain conditions	113,667	113,917
Unsecured revolving variable rate credit facility, due October 26, 2011	116,000	149,000
Term loan payable, variable rate, due October 26, 2011, one year extension available at Company’s option	118,200	118,800
Mortgage notes payable, 6.57%-6.73%, due October 1, 2012	46,438	47,056
Mortgage note payable, 6.63%, due November 1, 2012	25,958	26,302
Mortgage notes payable, 4.26%-9.012%, due February 10, 2013	122,440	125,424
Mortgage note payable, 6.84%, due March 1, 2014	94,081	91,583
Mortgage note payable, 5.58%, due April 1, 2014	61,209	61,742
Mortgage note payable, 5.56%, due June 5, 2015	34,038	34,311
Mortgage notes payable, 5.77%, due November 6, 2015	73,618	74,443
Mortgage notes payable, 5.84%, due March 6, 2016	41,351	41,798
Mortgage notes payable, 6.37%, due June 30, 2016	29,424	29,712
Mortgage notes payable, 6.10%, due October 1, 2016	26,453	26,716
Mortgage notes payable, 6.02%, due October 6, 2016	19,949	20,149
Mortgage note payable, 6.06%, due March 1, 2017	11,100	11,207
Mortgage note payable, 6.07%, due April 6, 2017	11,421	11,530
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	52,969	53,494
Mortgage notes payable, 5.86%, due August 1, 2017	27,091	27,352
Term loan payable, 5.11%-5.78%, due December 1, 2017-June 5, 2018	94,907	92,120
Mortgage note payable, 6.19%, due February 1, 2018	16,902	17,133
Mortgage note payable, 7.37%, due July 15, 2018	12,255	12,694
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Mortgage note payable, 5.50%	4,000	4,000
Mortgage notes payable, 5.00%	5,000	5,000

Total	$1,225,356	1,262,368

Entertainment Properties Trust
Principal Payments Due on Long-Term Debt
As of June 30, 2009
(Unaudited)
(Dollars in thousands)

	Amount		Amount
	Without Extensions		With Extensions
Year:
2009	$12,788		12,788
2010	195,627	(1)	83,294
2011	258,795	(2)	28,595
2012	92,714		435,247
2013	127,822		127,822
Thereafter	537,610		537,610

Total	$1,225,356		1,225,356

(1)	In addition to recurring principal payments, this amount includes $56.25 million in debt maturing in September 2010 related to the planned resort development in Sullivan County, New York and $113.5 million in debt maturing in October 2010 secured by our entertainment retail center in White Plains, New York. The $113.5 million related to White Plains is extendable for two to four years based on meeting certain conditions including a minimum net operating income threshold. Amount is shown in the “Amount With Extensions” column as if this note was extended for two years.

(2)	In addition to recurring principal payments, this amount includes $115.2 million of maturing debt secured by one theatre and one ski resort as well as five mortgage notes receivable. This debt is extendable at the Company’s option until October 26, 2012.

Entertainment Properties Trust
Summary of Mortgage Notes Receivable
As of June 30, 2009 and December 31, 2008
(Unaudited)
(Dollars in thousands)

	June 30, 2009	December 31, 2008
Mortgage note and related accrued interest receivable, LIBOR plus 3.5%, due on demand	$—	3,651
Mortgage note and related accrued interest receivable, 10.00%, due April 2, 2010	31,253	29,735
Mortgage note and related accrued interest receivable, 15.00%, due June 2, 2010-May 31, 2013	108,914	103,289
Mortgage note and related accrued interest receivable, 9.00%, due September 10, 2010	133,119	134,150
Mortgage note and related accrued interest receivable, LIBOR plus 3.5%, due May 1, 2019	162,613	134,948
Mortgage note, 9.53%, due March 10, 2027	8,000	8,000
Mortgage notes, 10.15%, due April 3, 2027	62,500	62,500
Mortgage note, 9.40%, due October 30, 2027	32,233	32,233

Total	$538,632	508,506

Entertainment Properties Trust
Principal Payments Due on Mortgage Notes Receivable
As of June 30, 2009
(Unaudited)
(Dollars in thousands)

Amount
Year:
2009	$50,758
2010	201,523
2011	5,611
2012	12,686
2013	3,224
Thereafter	264,830

Total	$538,632